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                                                                   EXHIBIT 10.21

                                                                  EXECUTION COPY


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                          AMENDED AND RESTATED GUARANTY


                          dated as of February 9, 1999


                                     made by


                              SYMANTEC CORPORATION


                                   in favor of


                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders


                                       and


                THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH
                            as Agent for the Lenders.




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                          AMENDED AND RESTATED GUARANTY


        THIS GUARANTY (this "Guaranty") dated as of February 9, 1999 is made by SYMANTEC CORPORATION, a Delaware corporation (the "Guarantor"), in favor of the various financial institutions as are or may from time to time become Lenders under the Loan Agreement (together with their respective successors and assigns, the "Lenders") and THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH as agent (in such capacity, the "Agent") for the Lenders (the Lenders, the Agent and their respective successors and assigns, collectively, the "Lender Parties").


                              W I T N E S S E T H:

        WHEREAS, pursuant to a Amended and Restated Loan Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among Sumitomo Bank Leasing and Finance, Inc., (the "Lessor") the Lenders and the Agent, the Lenders have agreed, subject to the terms and conditions thereof, to extend Loans to the Lessor;

        WHEREAS, as a condition to the occurrence of the Documentation Date under the Amended and Restated Participation Agreement dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Participation Agreement"), among the Guarantor, the Lessor, the Lenders and the Agent, the Guarantor is required to execute and deliver this Guaranty in favor of the Lenders;

        WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

        WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial benefits from the transactions contemplated by the Loan Agreement;

        NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to enter into the Loan Agreement, the Guarantor agrees, for the benefit of Lenders, as follows:



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                                                                        Guaranty


                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1. Definitions. Capitalized terms used but not otherwise defined in this Guaranty have the respective meanings specified in Appendix A hereto; and the rules of interpretation set forth in Appendix A hereto shall apply to this Guaranty.


                                   ARTICLE II

                               GUARANTY PROVISIONS

        SECTION 2.1. Guaranty of Lessor Obligations. The Guarantor acknowledges that it is in Guarantor's best interests to execute this Guaranty as Guarantor will derive substantial direct and indirect benefits from the loans provided by the Lenders to the Lessor. Guarantor absolutely, irrevocably and unconditionally guarantees and promises to pay to Agent, or order, on demand in lawful money of the United States of America, any obligations of the Lessor to make payments under the Loan Agreement as a result of a Lease Event of Default ("Lessor Obligations"). The Guarantor hereby acknowledges that the Lessor Obligations have been increased pursuant to Master Amendment No. 1 and Master Amendment No. 2 and that the guaranty hereunder extends to such Lessor Obligations.


        SECTION 2.2. Independent Obligations. Guarantor's obligations hereunder are independent of the obligations of Lessor, any other guarantor or any other person, and Agent may enforce any of its rights hereunder independently of any other right or remedy that Agent may at any time hold with respect to the Lessor Obligations or any security or other guaranty therefor. This Guaranty is a guaranty of payment when due and not of collection. Without limiting the generality of the foregoing, Agent may bring a separate action against Guarantor without first proceeding against Lessor, any other guarantor, any other person or any security held by Agent, and regardless of whether Lessor, any other guarantor or any other person is joined in any such action. Guarantor's liability hereunder shall at all times remain effective with respect to the full amount of the Lessor Obligations, notwithstanding any limitations on the liability of Lessor to Agent contained in the Loan Agreement or elsewhere. Agent's rights hereunder shall not be exhausted by any action taken by Agent until all Lessor Obligations have been fully paid and performed. The liability of Guarantor hereunder shall be reinstated and revived, and the rights of Agent shall



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                                                                        Guaranty


continue, with respect to any amount at any time paid on account of the Lessor Obligations which shall thereafter be required to be restored or returned by Agent upon the bankruptcy, insolvency or reorganization of Lessor, any other guarantor or any other person, or otherwise, all as though such amount had not been paid.

        SECTION 2.3. Authority to Modify Lessor Obligations. Guarantor authorizes Agent, at any time and from time to time without notice and without affecting the liability of Guarantor hereunder, to:

                (a) alter the terms of all or any part of the Lessor Obligations and any security and guaranties therefor including without limitation modification of times for payment and rates of interest;

                (b) accept new or additional instruments, documents, agreements, security or guaranties in connection with all or any part of the Lessor Obligations;

                (c) accept partial payments on the Lessor Obligations;

                (d) waive, release, reconvey, terminate, abandon, subordinate, exchange, substitute, transfer, compound, compromise, liquidate and enforce all or any part of the Lessor Obligations and any security or guaranties therefor, and apply any such security and direct the order or manner of sale thereof (and bid and purchase at any such sale), as Agent in its discretion may determine;

                (e) release Lessor, Guarantor or any other person from any personal liability with respect to all or any part of the Lessor Obligations; and

                (f) assign this Guaranty in whole or in part to any person.

        SECTION 2.4. Continuing Guaranty; Confirmation of No Revocation. This Guaranty is not revocable prior to October 18, 2003 and is not revocable thereafter without 30 days' prior written notice to Agent. Termination of this Guaranty for any reason shall not affect any obligations of Guarantor hereunder which have accrued as of the date of termination, and such accrued obligations shall survive this Guaranty's termination. At Agent's written request from time to time, Guarantor agrees to confirm in writing within 10 days of receiving such request that no revocation of this Guaranty has occurred.



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                                                                       Guaranty


        SECTION 2.5. Waivers. In addition to any other waivers provided in this Guaranty, Guarantor hereby waives each of the following, to the fullest extent allowed by law:

                (a) all statutes of limitations as a defense to any action brought by Agent against Guarantor;

                (b) any defense based upon:

                        (i) the unenforceability or invalidity of all or any
                part of the Loan Agreement or the Lessor Obligations, or any security or other guaranty for the Lessor Obligations or the lack of perfection or failure of priority of any security for the Lessor Obligations; or

                        (ii) any act or omission of Lessor or any other person
                that directly or indirectly results in the discharge or release of Lessor or any other person or any of the Lessor Obligations or any security therefor; or

                        (iii) any disability or any other defense of Lessor or
                any other person with respect to the Lessor Obligations, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause;

                (c) any right (whether now or hereafter existing) to require Agent, as a condition to the enforcement of this Guaranty, to:

                        (i) accelerate the Lessor Obligations; or

                        (ii) give notice to Guarantor of the terms, time and
                place of any public or private sale of any security for the Lessor Obligations; or

                        (iii) proceed against Lessor, Guarantor or any other
                person, or proceed against or exhaust any security for the Lessor Obligations;

                (d) all rights of subrogation and reimbursement, all rights to enforce any remedy that Agent now or hereafter has against Lessor or any other person, and any benefit of, and right to participate in, any security now or hereafter held by Lessor with respect to the Lessor Obligations;

                (e) presentment, demand, protest and notice of any kind, including without limitation notices of default and notice of acceptance of this Guaranty;



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                                                                        Guaranty


                (f) all suretyship defenses and rights of every nature otherwise available under California law and the laws of any other jurisdiction, including without limitation all defenses arising under Sections 2787 through 2855, inclusive, and Sections 2899 and 3433 of the California Civil Code and any successor provisions of those Sections; and

                (g) all other rights and defenses the assertion or exercise of which would in any way diminish the liability of Guarantor hereunder.

        SECTION 2.6. Deed of Trust on Real Property; Additional Waivers.

                (a) Guarantor authorizes Agent, at its sole option, without notice or demand and without affecting the liability of Guarantor hereunder, to release and reconvey (with or without the receipt of any consideration) any lien against any or all real or personal property security for the Loan Agreement, to foreclose any or all deeds of trust, mortgages, security agreements or other instruments or agreements by judicial or nonjudicial sale, and to exercise any other remedy against Lessor, any security or any other guarantor, all without affecting the liability of Guarantor hereunder.

                (b) Guarantor waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of the State of California or any other jurisdiction, and all other suretyship defenses it would otherwise have under California law or the laws of any other jurisdiction. Guarantor waives any right to receive notice of any judicial or nonjudicial sale or foreclosure of any real property, and the failure of Guarantor to receive such notice shall not impair or affect Guarantor's liability hereunder.

                (c) Guarantor waives all rights and defenses arising out of an election of remedies by Agent, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Lessor or any other principal by operation of
        Section 580d of the Code of Civil Procedure or otherwise.

                (d) Guarantor acknowledges that it has, in this Guaranty, waived any and all rights of subrogation and



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                                                                        Guaranty

        reimbursement and any other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation:

                        (i) any defenses Guarantor may have to its guaranty
                obligations by reason of an election of remedies by Agent; and

                        (ii) any rights or defenses Guarantor may have by reason
                of protection afforded to Lessor or any other principal with respect to the obligation so guaranteed pursuant to the antideficiency or other laws of the State of California limiting or discharging Lessor's indebtedness, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

        SECTION 2.7. Reasonableness and Effect of Waivers. Guarantor warrants and agrees that each of the waivers set forth in this Guaranty is made with full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        SECTION 3.1. Representations and Warranties. The Guarantor hereby represents and warrants unto each Lender as set forth in Section 8.2 of the Participation Agreement, which representations and warranties are hereby incorporated by reference.


                                   ARTICLE IV

                                    COVENANTS

        SECTION 4.1. Covenants. The Guarantor covenants and agrees that, so long as any portion of the Lessor Obligations shall remain unpaid under the Loan Agreement or the other Operative Documents, the Guarantor will perform the covenants set forth in Section 10.1 of the Participation Agreement, which covenants are hereby incorporated by reference.



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                                                                        Guaranty


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

        SECTION 5.1. Operative Document. This Guaranty is an Operative Document executed pursuant to the Participation Agreement and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Participation Agreement, including, without limitation, Article XIV thereof.

        SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment of Guaranty. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender and each holder of a Note and their respective successors and assigns; provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Required Lenders.

        SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 5.4. Addresses for Notices to the Guarantor. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile) and directed to the address or facsimile number described in, and deemed received in accordance with the provisions of,
Section 14.3 of the Participation Agreement.

        SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.2 and Section 2.4, no failure on the part of any Lender or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        SECTION 5.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

        SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Lender or any holder of a Note under applicable law, each Lender and each such holder shall, upon the occurrence of any Event of Default, have the right to



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                                                                       Guaranty


appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to each Lender and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Lender or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of
Section 8.6 of the Loan Agreement.

        SECTION 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

        SECTION 5.9. Termination of Guaranty. The Guarantor's obligations under this Guaranty shall terminate on the date upon which all Lessor Obligations have been paid in full.

        SECTION 5.10. Governing Law. THIS GUARANTY SHALL BE ENFORCED AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA, IRRESPECTIVE OF ITS CONFLICTS OF LAWS RULES. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, THE GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE OF CALIFORNIA AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA.

        SECTION 5.11. Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE LOAN AGREEMENT AND THE PARTICIPATION AGREEMENT.


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                                                                        Guaranty


        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                            SYMANTEC CORPORATION



                                            By  /s/ GREG MYERS
                                              ----------------------------
                                              Name:  Greg Myers
                                              Title: VP, Finance



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                                TABLE OF CONTENTS



                                                                                           PAGE
                                                                                           ----
                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1.  Definitions..........................................................  2


                                   ARTICLE II

                               GUARANTY PROVISIONS

        SECTION 2.1.  Guaranty of Lessor Obligations.......................................  2
        SECTION 2.2.  Independent Obligations..............................................  2
        SECTION 2.3.  Authority to Modify Lessor Obligations...............................  3
        SECTION 2.4.  Continuing Guaranty; Confirmation
                             of No Revocation..............................................  3
        SECTION 2.5.  Waivers..............................................................  3
        SECTION 2.6.  Deed of Trust on Real Property;
                             Additional Waivers............................................  5


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        SECTION 3.1.  Representations and Warranties.......................................  6


                                   ARTICLE IV

                                    COVENANTS

        SECTION 4.1.  Covenants............................................................  6


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

        SECTION 5.1.  Operative Document...................................................  6
        SECTION 5.2.  Binding on Successors, Transferees and Assigns; Assignment of
                             Guaranty......................................................  7
        SECTION 5.3.  Amendments, etc......................................................  7
        SECTION 5.4.  Addresses for Notices to the
                             Guarantor.....................................................  7
        SECTION 5.5.  No Waiver; Remedies..................................................  7



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
        SECTION 5.6.  Section Captions.....................................................  7
        SECTION 5.7.  Setoff ..............................................................  7
        SECTION 5.8.  Severability.........................................................  8
        SECTION 5.9.  Termination of Guaranty..............................................  8
        SECTION 5.10. Governing Law........................................................  8
        SECTION 5.11. Waiver of Jury Trial.................................................  8